EXHIBIT 23.1

                 [Letterhead of Chisholm Bierwolf & Nilson LLC]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in Securac Corp.'s Registration Statement on Form S-8 (Registration No.333-122196) of our report dated April 9, 2005 relating to the financial statements of Securac Corp., which appears in Securac Corp.'s Annual Report on Form 10-KSB for the year ended December 31, 2004.


                                           /s/ Chisholm Bierwolf & Nilson

                                           ------------------------------
                                           Chisholm Bierwolf & Nilson LLC


Bountiful, Utah
April 14, 2005